Exhibit 99.1

Independent Accountants’ Agreed-Upon Procedures Report

Consumer Portfolio Services, Inc. (the “Company”)
Capital One Securities, Inc.
Citigroup Global Markets Inc.
(together, the “Specified Parties”)

Re: CPS Auto Receivables Trust 2026-B – Data File Procedures

We have performed the procedures described below on the specified attributes in an electronic data file entitled “Pool 2026-B 022826 Indicative – Bankers Layout V2.xlsx” provided by the Company on March 11, 2026, containing information on 14,014 automobile retail installment sale contracts (“Receivables”) as of February 28, 2026 (the “Data File”), which we were informed are intended to be included as collateral in the offering by CPS Auto Receivables Trust 2026-B. The Company is responsible for the specified attributes identified by the Company in the Data File.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet the intended purpose of assisting specified parties in evaluating the accuracy of the specified attributes in the Data File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a specified party of this report and may not meet the needs of all specified parties of this report and, as such, specified parties are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “reporting threshold” means that dollar amounts and percentages were within $1.00 and 0.1%, respectively.

•	The term “Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, or methodology, as described in the procedures table below.

•	The term "Vehicle Model Mapping" means a list mapping specific vehicle model descriptions to general vehicle model descriptions contained in email correspondence with the Company on March 18, 2026.

•	The term “Title Document” means one of the title documents listed in email correspondence with the Company on March 18, 2026, which the Company informed are the acceptable forms of Title Document.

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•	The term “Acceptable Company Names” means the names listed in email correspondence with the Company on March 18, 2026, which the Company informed us are acceptable names for the Company that can appear in the Title Documents as the Lien Holder, Owner, Security Interest Holder, or Secured Party.

•	The term “Insurance Document” means one of the insurance documents listed in email correspondence with the Company on March 18, 2026, which the Company informed us includes the acceptable forms of Insurance Document.

•	The term “Receivable File” means the following documents for each Sample Receivable (defined below): Installment Sale Contract (not applicable for direct loans), including any addendum thereto, Retail Installment Sale Contract Simple Interest Finance Charge letter, Federal Truth in Lending Disclosure Statement (within the Installment Sale Contract or, for a direct loan, a stand-alone document), Title Document, Insurance Document, Credit Application (not applicable for direct loans), and/or the following screens in the Company’s servicing system: Analysis 1 screen, Loan Application Update screen, and/or Credit Report Inquiry screen. We accessed the Receivable File documents in the Company’s servicing system via virtual desktop. We make no representation regarding the validity, enforceability, or authenticity of the information in the Receivable File.

•	The term “Provided Information” means the Instructions, Vehicle Model Mapping, Acceptable Company Names, and Receivable File.

The procedures we were instructed by the Company to perform and the associated findings are as follows:

A.	We randomly selected a sample of 150 Receivables from the Data File (the “Sample Receivables”) using a random sampling tool. A listing of the Sample Receivables is attached hereto as Exhibit A. For purposes of this procedure, the Company did not inform us of the basis they used to determine the number of Receivables we were instructed to randomly select from the Data File.

B.	For each Sample Receivable, we compared the specified attributes in the Data File listed below to or using the corresponding information included in the Receivable File, utilizing the Instructions, as applicable. The Specified Parties indicated that the absence of any of the information in the Receivable File or the inability to agree the indicated information from the Data File to the Receivable File for each of the attributes identified, utilizing the Instructions as applicable, constituted an exception. The Receivable File documents are listed in the order of priority.

Attribute	Receivable File / Instructions

Obligor’s First Name and Last Name	Installment Sale Contract, Federal Truth in Lending Disclosure Statement, Credit Application, Title Document

Contract Date	Installment Sale Contract, Federal Truth in Lending Disclosure Statement

Original Term	Installment Sale Contract, Federal Truth in Lending Disclosure Statement

Original Amount Financed	Installment Sale Contract, Federal Truth in Lending Disclosure Statement

Scheduled Monthly Payment Amount	Installment Sale Contract, Federal Truth in Lending Disclosure Statement, Retail Installment Sale Contract Simple Interest Finance Charge letter

Annual Percentage Rate (“APR”)	Installment Sale Contract, Federal Truth in Lending Disclosure Statement, Retail Installment Sale Contract Simple Interest Finance Charge letter

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Attribute	Receivable File / Instructions

Vehicle Type (New or Used)

Installment Sale Contract, Federal Truth in Lending Disclosure Statement. Consider an entry of “C” in the Data File to be a Used vehicle.

Consider a Vehicle Type of “DEMO” in the Installment Sale Contract to be a New vehicle.

Vehicle Make	Installment Sale Contract, Federal Truth in Lending Disclosure Statement, Vehicle Model Mapping

Vehicle Model	Installment Sale Contract, Federal Truth in Lending Disclosure Statement, Vehicle Model Mapping, Insurance Document

We found such information to be in agreement without exception.

C.	For each Sample Receivable, we observed the presence of the following in the Receivable File:

1.	Title Document. We were instructed by the Company to observe that one of the Acceptable Company Names appeared on the Title Document as the Lien Holder, Owner, Security Interest Holder, or Secured Party.

2.	Proof of Insurance. The Company instructed us to consider an Insurance Document to be acceptable proof of insurance. The Company further instructed us that no insurance document was required for Sample Receivables with the characteristics listed below because its underwriting policy does not require proof of insurance for these receivable types:

(i)	Stip Tier 1 (Type “ST01” on the Analysis 1 screen in the Company’s servicing system)

(ii)	Stip Tier 2 (Type “ST02” on the Analysis 1 screen in the Company’s servicing system) or Stip Tier 3 (Type “ST03” on the Analysis 1 screen in the Company’s servicing system) for which:

a.	the Loan Application Update screen in the Company's servicing system indicates that the signed contract was received prior to April 1, 2024, or

b.	the Credit Report Inquiry screen in the Company’s servicing system indicates the customer had an open automobile or mortgage loan and the Program in the Data File was “Pref.”

As such, the absence of an insurance document for Sample Receivables with these receivable types should not be considered an exception.

3.	Signed Credit Application (not applicable to direct loans). We make no representation regarding the authenticity of the obligor’s signature(s).

We found such information to be present.

We were engaged by the Company to perform this agreed-upon procedures engagement. We conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to and did not conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

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We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Data File and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the Receivables, (iii) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Receivables to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Receivables being securitized, (iii) the compliance of the originator of the Receivables with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Receivables that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP

Irvine, California

April 3, 2026

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Exhibit A

The Sample Receivables

Sample Receivable #	Receivable Number[1]	Sample Receivable #	Receivable Number[1]	Sample Receivable #	Receivable Number[1]
1	2026B001	51	2026B051	101	2026B101
2	2026B002	52	2026B052	102	2026B102
3	2026B003	53	2026B053	103	2026B103
4	2026B004	54	2026B054	104	2026B104
5	2026B005	55	2026B055	105	2026B105
6	2026B006	56	2026B056	106	2026B106
7	2026B007	57	2026B057	107	2026B107
8	2026B008	58	2026B058	108	2026B108
9	2026B009	59	2026B059	109	2026B109
10	2026B010	60	2026B060	110	2026B110
11	2026B011	61	2026B061	111	2026B111
12	2026B012	62	2026B062	112	2026B112
13	2026B013	63	2026B063	113	2026B113
14	2026B014	64	2026B064	114	2026B114
15	2026B015	65	2026B065	115	2026B115
16	2026B016	66	2026B066	116	2026B116
17	2026B017	67	2026B067	117	2026B117
18	2026B018	68	2026B068	118	2026B118
19	2026B019	69	2026B069	119	2026B119
20	2026B020	70	2026B070	120	2026B120
21	2026B021	71	2026B071	121	2026B121
22	2026B022	72	2026B072	122	2026B122
23	2026B023	73	2026B073	123	2026B123
24	2026B024	74	2026B074	124	2026B124
25	2026B025	75	2026B075	125	2026B125
26	2026B026	76	2026B076	126	2026B126
27	2026B027	77	2026B077	127	2026B127
28	2026B028	78	2026B078	128	2026B128
29	2026B029	79	2026B079	129	2026B129
30	2026B030	80	2026B080	130	2026B130
31	2026B031	81	2026B081	131	2026B131
32	2026B032	82	2026B082	132	2026B132
33	2026B033	83	2026B083	133	2026B133
34	2026B034	84	2026B084	134	2026B134
35	2026B035	85	2026B085	135	2026B135
36	2026B036	86	2026B086	136	2026B136
37	2026B037	87	2026B087	137	2026B137
38	2026B038	88	2026B088	138	2026B138
39	2026B039	89	2026B089	139	2026B139
40	2026B040	90	2026B090	140	2026B140
41	2026B041	91	2026B091	141	2026B141
42	2026B042	92	2026B092	142	2026B142
43	2026B043	93	2026B093	143	2026B143
44	2026B044	94	2026B094	144	2026B144
45	2026B045	95	2026B095	145	2026B145
46	2026B046	96	2026B096	146	2026B146
47	2026B047	97	2026B097	147	2026B147
48	2026B048	98	2026B098	148	2026B148
49	2026B049	99	2026B099	149	2026B149
50	2026B050	100	2026B100	150	2026B150

1 The Company has assigned a unique eight-digit account number to each Receivable in the Data File. The Receivable Numbers referred to in this Exhibit are not the Company’s account numbers.

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